UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)


     Delaware                      0-16375                    94-3018487
     ---------                     --------                   ----------
 (State or other           (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation or
 organization)
                                2711 Citrus Road
                        Rancho Cordova, California 95742
              (Address and telephone number of principal executive
                               offices) (Zip Code)

                                 (916) 858-5100
              (Registrant's telephone number, including area code)

Checkthe   appropriate  box  below  if  the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement
---------------------------------------------------

     On March 29, 2005, ThermoGenesis Corp. (the "Company") entered into a Supply Agreement with Cell Factors Technology, Inc., an Indiana corporation and an affiliate of Biomet, Inc. ("CFT") (the "Agreement"). Under the Agreement, the Company will manufacture a Thrombin disposable and Reagent for the Clotalyst(TM) system. Clotalyst is CFT's an autologous clotting factor device and blood processing disposables. The Company assumes the role of manufacture for CFT of the Clotalyst(TM) device and blood processing disposals for a term of five years. The Agreement requires CFT, upon FDA clearance, to purchase a minimum quantity of 20,000 devices. CFT will pay a onetime advance fee for engineering and development of the product. For more information, see the press release attached as Exhibit 99 and Agreement attached as Exhibit 10.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

     Exhibit No.                Exhibit Description
     -----------                -------------------
       10                       Supply Agreement of Clotalyst(TM) Thrombin
                                Product between ThermoGenesis Corp and Cell
                                Factors Technologies, Inc. dated March 29, 2005

       99 Press release dated April 5, 2005, titled "ThermoGenesis Corp. to Supply Autologous Thrombin Kits to Biomet, Inc."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THERMOGENESIS CORP.,
                             a Delaware Corporation


Dated:  April 4, 2005        /s/ Renee Ruecker
                             --------------------------------------------
                             Renee Ruecker,
                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.                Description
     -----------                -----------

         10 Supply Agreement of Clotalyst(TM) Thrombin Product between ThermoGenesis Corp and Cell Factors Technologies, Inc. dated March 29, 2005.

         99 Press release dated April 5, 2005, titled "ThermoGenesis Corp. to Supply Autologous Thrombin Kits to Biomet, Inc."

                                                                      EXHIBIT 99

                          [THERMOGENESIS LOGO OMITTED]

                          THERMOGENESIS CORP. TO SUPPLY
                    AUTOLOGOUS THROMBIN KITS TO BIOMET, INC.

          Agreement addresses the need for autologous clotting factors and reduces the risk of exposure to Bovine thrombin

RANCHO CORDOVA, California (April 5, 2005) -- THERMOGENESIS CORP. (Nasdaq: KOOL) announced today that the Company and Biomet, Inc (NASDAQ: BMET) reached agreement for the Company to supply Biomet's subsidiary, Cell Factor Technologies, Inc. (CFT) with disposable kits that produce stable, activated thrombin from the patients own blood in less than 30 minutes. Approximately $180 million of thrombin annually is consumed worldwide as a blood clotting enzyme that surgeons use for topical hemostasis, the treatment of pseudoaneurysms, and to form "platelet gels" for the treatment of damaged tissue.

Kevin Simpson, President & COO of ThermoGenesis noted, "We are very excited about our new partnership with Biomet's CFT subsidiary to address the many potential thrombin applications in their orthopedic, neurosurgery, maxilliofacial, and dental reconstructive markets. This novel disposable device, based on our technology and patents, allows surgeons to treat patients with autologous thrombin (thrombin manufactured from their own blood), instead of bovine thrombin that has been reported to cause adverse reactions in patients as reported in 28 peer reviewed journal articles. In Europe and Japan, these health risks and additional concerns about "mad cow disease" have nearly ended the clinical use of bovine thrombin.

Joel Higgins, Vice President of Technical Affairs for CFT, commented, "Our agreement with ThermoGenesis will provide a key product for our customers to create the highest quality and safest biological solutions for enhanced recovery. This new thrombin device will enable our Gravitational Platelet Separation System (GPS) system to provide a completely "autologous" platelet gel that our customers are currently demanding. We look forward to working with ThermoGenesis to bring this device to market."

Regulatory  Status
------------------
An autologous thrombin disposable device manufactured by THERMOGENESIS has received CE Mark approval from the European Union Competent Authorities and is being sold in Europe by the Biomet subsidiary, Interpore International, Inc. This newly configured thrombin disposable device will be marketed under the Biomet trademarked name, ClotalystTM Thrombin Device, and is expected to be submitted for CE Mark this year. The regulatory pathway in the United States is unclear and may require a Pre-Market Approval Application for the platelet gel product of which the autologous thrombin is a component.

About Biomet Inc.
-----------------
Biomet,  Inc and its  subsidiaries  design,  manufacture  and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. The company's product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in more than 100 countries.

About THERMOGENESIS CORP.
-------------------------
After extensive research, THERMOGENESIS CORP.'s newly introduced technology platforms lead the world in their ability to produce biological products from single units of blood. Umbilical cord blood banks are utilizing the Company's BioArchive(R) System as a critical enabling technology for cryogenic archiving of stem cells for transplant, while its CryoSeal FS System is used to prepare hemostatic and adhesive surgical sealants from patient blood in about an hour. THERMOGENESIS CORP. has been a leading supplier of state-of-the-art Ultra-Rapid Blood Plasma Freezers and Thawers to hospitals and blood banks since 1992.

The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond the company's control with respect to market acceptance of new technologies and products, delays in testing and evaluation of products, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                           More Information, Contact:
                               THERMOGENESIS CORP.
                          Kevin Simpson: (916) 858-5100